MORGAN STANLEY CAPITAL I INC. ABS-15G

Exhibit 99.2

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on residential mortgage loans originated by multiple correspondent lenders and acquired from various parties by Morgan Stanley Mortgage Capital Holdings LLC and/or one of its affiliates (the “Client”). AMC performed the Review either (i) directly for Client on mortgage loan files provided by Client to AMC, or (ii) for third parties on mortgage loan files provided by such parties to AMC with results of such Review conveyed to the Client via Reliance Letter. The Review (including the Review related to Reliance Letter loans) was conducted from December 2023 through February 2025 on mortgage loans with origination dates from September 2023 through February 2025. The Review included loans reviewed under the Leases Review Scope (730 loans) and the Leases Review Scope with Limited Compliance (114 loans). The mortgage loans (Leases Review Scope) and the loans (Leases Review Scope with Limited Compliance) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on eight hundred forty-four (844) mortgage loans with an aggregate original principal balance of approximately $251.347 million.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower Last Name	Coborrower Mailing State	Lender	Origination Channel
Amortization Term	Borrower Mailing City	Coborrower Mailing Street	Lien Position	PITIA Reserves Months
Amortization Type	Borrower Mailing State	Coborrower Mailing Zip	LTV Valuation Value	Prepayment Penalty
Appraisal Date	Borrower Mailing Street	Coborrower SSN	Maturity Date	Prepayment Penalty Period (months)
Appraisal Effective Date	Borrower Mailing Zip	Contract Sales Price	MERS Min Number	Product Description
Appraised Value	Borrower SSN	Escrow Account	Note Date	Property Type
Balloon Flag	City	First Payment Date	Occupancy	Purpose
Borrower Birth Date	Coborrower Birth Date	Guarantor 1 First Name	Original CLTV	Refi Purpose
Borrower Citizenship	Coborrower Current City	Guarantor 1 Last Name	Original HCLTV	Representative FICO
Borrower Current City	Coborrower Current State	Guarantor 2 First Name	Original HLTV	State
Borrower Current State	Coborrower Current Street	Guarantor 2 Last Name	Original Interest Rate	Street
Borrower Current Street	Coborrower Current Zip	Has FTHB	Original Loan Amount	Subject Debt Service Coverage Ratio
Borrower Current Zip	Coborrower First Name	Interest Only	Original LTV	Universal Loan Identifier (ULI)
Borrower First Name	Coborrower Last Name	Interest Only Period	Original P&I	Zip
Borrower FTHB	Coborrower Mailing City	Investor: Qualifying Total Debt Ratio	Original Term

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW (730 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions

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and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying Client of same, (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which may include the ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

AMC also considered processes that included Fannie Mae’s Collateral Underwriter (CU) or Freddie Mac Loan Collateral Advisor (LCA) on one-unit single-family homes and condos for GSE eligible loans. No additional property value due diligence was completed in cases where CU/LCA indicated that appraisal risk was consistent with the respective GSE’s day one RW&E relief. Freddie Mac’s Home Value Explorer (HVE) was also considered an acceptable secondary valuation product for GSE-related transactions. If the CU/LCA risk score was ineligible for GSE RW&E relief, then AMC compared a third valuation product (such as a field review) to the original appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their

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compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the “SFA Compliance Review Scope”) and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

Credit/Valuation/Limited Compliance Investment Occupancy Only (Exempt from ATR)

This scope is limited to loans identified with an Occupancy type of Investment which is determined when the documentation provided in the loan file meets the following criteria:

▪	The consumer signed final 1003 reflects the occupancy as Investment; and

▪	The consumer’s declarations on the final 1003 do not indicate that they intend to occupy the subject property; and

▪	The appraisal and occupancy certificate (if present in the loan file), do not indicate the consumer occupies or intends to occupy the subject property; and

▪	At least one of the following:

○	The appraisal indicates the property is tenant occupied; or

○	The file contains a business purpose certificate; or

○	The file contains an occupancy certificate attesting that the property will not be occupied as the consumer’s primary residence or as the consumer’s second home; or

○	The file includes other documentation evidencing investment occupancy.

Loans that do not meet the above criteria will be transferred to one of the other Scopes for review.

LEASES & LIMITED COMPLIANCE REVIEW (114 Loans)

Includes Leases Review Scope with additional limited compliance review below.

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State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued. SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of Kroll Bond Rating Agency, LLC (“Kroll”) and S&P Global Ratings (“S&P”).

OVERALL RESULTS SUMMARY

There were eight hundred forty-four (844) mortgage loans in the securitization population reviewed by AMC. After all documents were presented under the applicable S&P NRSRO grading criteria, six hundred sixty-six (666) (78.91%) loans had an Overall grade of “A”, and one hundred seventy-eight (178) (21.09%) loans had an Overall loan grade of “B.”.

S&P Grade	# of Loans	% of Loans
A	666	78.91%
B	178	21.09%
C	0	0.00%
D	0	0.00%

After all documents were presented under the applicable Kroll grading criteria, six hundred sixty-seven (667) (79.03%) loans had an Overall grade of “A”, and one hundred seventy-seven (177) (20.97%) loans had an Overall loan grade of “B.”.

Kroll Grade	# of Loans	% of Loans
A	667	79.03%
B	177	20.97%
C	0	0.00%
D	0	0.00%

COMPLIANCE RESULTS SUMMARY

Note the seven hundred thirty (730) Leases (without Limited Compliance) were not assigned a Compliance grade. Of the remaining one hundred fourteen (114) loans reviewed, under the applicable NRSRO grading criteria, sixty-seven (67) had a Compliance Review “B” grade. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions; however, none are lower than a grade of “B.”

NRSRO Grade	# of Loans	% of Loans
A	47	41.23%
B	67	58.77%
C	0	0.00%
D	0	0.00%

CREDIT RESULTS SUMMARY

Of the eight hundred forty-four (844) mortgage loans, seven hundred thirty (730) loans received an “A” Credit Review grade. The one hundred fourteen (114) “B” Credit Review grades were due to missing documentation and/or guideline adherence. Exceptions were offset by strong compensating factors such as high disposable income, low LTV, and/or high liquid assets.

NRSRO Grade	# of Loans	% of Loans
A	730	86.49%
B	114	13.51%
C	0	0.00%
D	0	0.00%

PROPERTY/VALUATION RESULTS SUMMARY

Of the eight hundred forty-four (844) loans reviewed under the applicable S&P NRSRO grading criteria, 99.88% of the total loans received an “A” Property Review grade. The one (1) loan receiving a “B” grade was due to a lower-level tertiary product provided did not support the qualifying value. The highest-level secondary valuation supported the value.

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S&P Grade	# of Loans	% of Loans
A	843	99.88%
B	1	0.12%
C	0	0.00%
D	0	0.00%

Of the eight hundred forty-four (844) loans reviewed under the applicable Kroll grading criteria, 100.00% of the total loans received an “A” Property Review grade.

S&P Grade	# of Loans	% of Loans
A	844	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

EXCEPTION CATEGORY SUMMARY

The tables below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Kroll Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	106
		State Late Charge	12
		State Defect	2
		Missing, Incorrect, or Incomplete HUD-1	2
		Missing Disclosure	1
		Total Compliance Grade (B) Exceptions:	123
Total Compliance Exceptions:			123
Credit	B	Loan Package Documentation	42
		Guideline	39
		Title	25
		Borrower and Mortgage Eligibility	15
		Credit	4
		Business Purpose	1
		Asset	1
		Hazard Insurance	1
		Missing Document	1
		Total Credit Grade (B) Exceptions:	129
Total Credit Exceptions:			129
Grand Total:			252

Exception Type	S&P Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	106
		State Late Charge	12

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		Missing, Incorrect, or Incomplete HUD-1	2
		State Defect	2
		Missing Disclosure	1
		Total Compliance Grade (B) Exceptions:	123
Total Compliance Exceptions:			123
Credit	B	Loan Package Documentation	42
		Guideline	39
		Title	25
		Borrower and Mortgage Eligibility	15
		Credit	4
		Missing Document	1
		Hazard Insurance	1
		Business Purpose	1
		Asset	1
		Total Credit Grade (B) Exceptions:	129
Total Credit Exceptions:			129
Property	B	Appraisal Reconciliation	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:			1
Grand Total:			253

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the eight hundred forty-four (844) mortgage loans reviewed, five hundred seven (507) (60.07%) mortgage loans had tape discrepancies across forty-one (41) unique data fields. The most common tape discrepancies were Property Type, Note Date, and Original CLTV.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	5	449	1.11%	844
Amortization Term	41	425	9.65%	844
Amortization Type	0	417	0.00%	844
Appraisal Date	0	27	0.00%	844
Appraisal Effective Date	0	207	0.00%	844
Appraised Value	3	65	4.62%	844
Balloon Flag	0	422	0.00%	844
Borrower Birth Date	0	249	0.00%	844
Borrower Citizenship	0	27	0.00%	844
Borrower Current City	1	1	100.00%	844
Borrower Current State	1	1	100.00%	844
Borrower Current Street	1	1	100.00%	844
Borrower Current Zip	1	1	100.00%	844
Borrower First Name	14	732	1.91%	844
Borrower FTHB	0	118	0.00%	844
Borrower Last Name	6	844	0.71%	844
Borrower Mailing City	25	248	10.08%	844
Borrower Mailing State	8	248	3.23%	844
Borrower Mailing Street	31	248	12.50%	844
Borrower Mailing Zip	23	248	9.27%	844
Borrower SSN	1	644	0.16%	844

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City	7	844	0.83%	844
Coborrower Birth Date	0	31	0.00%	844
Coborrower Current City	0	1	0.00%	844
Coborrower Current State	0	1	0.00%	844
Coborrower Current Street	0	1	0.00%	844
Coborrower Current Zip	0	1	0.00%	844
Coborrower First Name	0	31	0.00%	844
Coborrower Last Name	0	31	0.00%	844
Coborrower Mailing City	0	29	0.00%	844
Coborrower Mailing State	0	30	0.00%	844
Coborrower Mailing Street	0	30	0.00%	844
Coborrower Mailing Zip	0	30	0.00%	844
Coborrower SSN	0	31	0.00%	844
Contract Sales Price	0	231	0.00%	844
Escrow Account	46	471	9.77%	844
First Payment Date	3	331	0.91%	844
Guarantor 1 First Name	4	44	9.09%	844
Guarantor 1 Last Name	4	44	9.09%	844
Guarantor 2 First Name	1	8	12.50%	844
Guarantor 2 Last Name	1	8	12.50%	844
Has FTHB	0	395	0.00%	844
Interest Only	2	266	0.75%	844
Interest Only Period	0	3	0.00%	844
Investor: Qualifying Total Debt Ratio	1	110	0.91%	844
Lender	0	395	0.00%	844
Lien Position	1	383	0.26%	844
LTV Valuation Value	0	266	0.00%	844
Maturity Date	0	331	0.00%	844
MERS Min Number	0	76	0.00%	844
Note Date	125	449	27.84%	844
Occupancy	0	545	0.00%	844
Original CLTV	82	716	11.45%	844
Original HCLTV	1	87	1.15%	844
Original HLTV	1	1	100.00%	844
Original Interest Rate	27	833	3.24%	844
Original Loan Amount	66	844	7.82%	844
Original LTV	37	449	8.24%	844
Original P&I	0	287	0.00%	844
Original Term	0	258	0.00%	844
Origination Channel	0	617	0.00%	844
PITIA Reserves Months	0	395	0.00%	844
Prepayment Penalty	6	331	1.81%	844
Prepayment Penalty Period (months)	22	458	4.80%	844
Product Description	0	395	0.00%	844
Property Type	147	844	17.42%	844
Purpose	3	776	0.39%	844
Refi Purpose	44	382	11.52%	844

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Representative FICO	62	844	7.35%	844
State	0	844	0.00%	844
Street	46	844	5.45%	844
Subject Debt Service Coverage Ratio	36	291	12.37%	844
Universal Loan Identifier (ULI)	1	24	4.17%	844
Zip	3	844	0.36%	844
Total	940	22,433	4.19%	844

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	828	98.10%	$246,225,275.00	97.96%
Adjustable	16	1.90%	$5,122,150.00	2.04%
Total	844	100.00%	$251,347,425.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	844	100.00%	$251,347,425.00	100.00%
Total	844	100.00%	$251,347,425.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Home Improvement/Renovation	2	0.24%	$366,000.00	0.15%
Cash Out: Other/Multi-purpose/Unknown Purpose	367	43.48%	$107,117,576.00	42.62%
Limited Cash-Out	30	3.55%	$10,757,650.00	4.28%
Other-than-first-time Home Purchase	359	42.54%	$107,004,742.00	42.57%
Rate/Term Refinance - Borrower Initiated	86	10.19%	$26,101,457.00	10.38%
Total	844	100.00%	$251,347,425.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	0.12%	$1,100,000.00	0.44%
241-360 Months	836	99.05%	$248,460,575.00	98.85%
361+ Months	7	0.83%	$1,786,850.00	0.71%
Total	844	100.00%	$251,347,425.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	409	48.46%	$102,156,531.00	40.64%
Condo, Low Rise	55	6.52%	$13,357,495.00	5.31%
Condo, High Rise	10	1.18%	$2,610,000.00	1.04%
PUD	121	14.34%	$44,949,832.00	17.88%
Townhouse	1	0.12%	$112,000.00	0.04%
1 Family Attached	39	4.62%	$6,888,500.00	2.74%
2 Family	114	13.51%	$31,576,232.00	12.56%
3 Family	43	5.09%	$20,726,400.00	8.25%
4 Family	38	4.50%	$19,574,810.00	7.79%

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5-10 Unit Multi-Family	2	0.24%	$1,110,000.00	0.44%
Unavailable	12	1.42%	$8,285,625.00	3.30%
Total	844	100.00%	$251,347,425.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	844	100.00%	$251,347,425.00	100.00%
Total	844	100.00%	$251,347,425.00	100.00%

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